Horizon Kinetics Energy and Remediation ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 98.6%	Shares	Value
Chemicals-Specialty - 1.7%
Ecolab, Inc.	396	$105,344

Diagnostic Kits - 1.2%
IDEXX Laboratories, Inc. (a)	126	70,798

Electronic Measuring Instruments - 3.0%
Badger Meter, Inc.	528	80,441
Itron, Inc. (a)	1,104	98,951
		179,392

Engineering-Research & Development Services - 1.3%
Fluor Corp. (a)	1,716	80,051

Machinery-Electrical - 1.0%
Franklin Electric Co., Inc.	666	61,385

Machinery-General Industrial - 0.9%
IDEX Corp.	276	52,316

Machinery-Pumps - 5.1%
Flowserve Corp.	1,794	131,877
Watts Water Technologies, Inc. - Class A	354	102,763
Xylem, Inc.	600	71,700
		306,340

Oil Companies-Exploration & Production - 19.3%
ConocoPhillips	1,320	174,240
Diamondback Energy, Inc.	1,020	201,746
EOG Resources, Inc.	1,164	168,280
EQT Corp.	4,446	282,943
Expand Energy Corp.	1,710	187,724
Occidental Petroleum Corp.	2,286	148,590
		1,163,523

Oil Companies-Integrated - 10.7%
Exxon Mobil Corp.	2,172	368,502
Suncor Energy, Inc.	4,158	274,885
		643,387

Oil-Field Services - 26.6% (b)
Calfrac Well Services Ltd. (a)	14,322	67,220
CES Energy Solutions Corp.	29,646	391,088
Enerflex Ltd. (c)	9,990	208,991
Liberty Energy, Inc.	4,158	119,751
Secure Waste Infrastructure Corp. (a)	10,446	163,402
SLB Ltd.	2,538	130,428
TETRA Technologies, Inc. (a)	16,320	139,046
Trican Well Service Ltd.	26,898	140,894
WaterBridge Infrastructure LLC - Class A	9,000	241,110
		1,601,930

Oil-US Royalty Trusts - 14.8%
Permian Basin Royalty Trust	9,312	200,394
PrairieSky Royalty Ltd.	8,346	192,570
Sabine Royalty Trust	591	44,526
San Juan Basin Royalty Trust (a)	13,179	63,391
Texas Pacific Land Corp.	828	392,936
		893,817

Pipelines - 9.7%
Cheniere Energy, Inc.	942	267,302
Williams Cos., Inc.	4,386	319,213
		586,515

Water Treatment Systems - 3.3%
Energy Recovery, Inc. (a)	2,928	29,485
Pentair PLC	1,134	98,783
Veralto Corp.	799	70,647
		198,915
TOTAL COMMON STOCKS (Cost $4,155,639)		5,943,713

TOTAL INVESTMENTS - 98.6% (Cost $4,155,639)		5,943,713
Money Market Deposit Account - 4.2% (d)(e)		251,623
Liabilities in Excess of Other Assets - (2.8)%		(166,474)
TOTAL NET ASSETS - 100.0%		$6,028,862

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $167,360.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.49%.

(e)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of March 31, 2026 is $168,000 which represented 2.8% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Horizon Kinetics Energy and Remediation ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,943,713	$–	$–	$5,943,713
Total Investments	$5,943,713	$–	$–	$5,943,713

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$4,405,880	73.1%
Canada	1,439,050	23.9
United Kingdom	98,783	1.6
Assets in Excess of Other Liabilities	85,149	1.4
	$6,028,862	100.0%